SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (d)

              OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) August 17, 1998
                                                 ------------------

                   UCFC ACCEPTANCE CORPORATION
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      (Exact name of registrant as specified in its Charter)


     Louisiana                 333-07081         72-1235336
     ---------                 ---------         ----------
 (State or other              (Commission       (IRS Employer
  jurisdiction                 File Number)      ID Number)
 of incorporation)



   4041 Essen Lane, Baton Rouge, Louisiana         70809
  -----------------------------------------       ----------
  (Address of principal executive offices)        (Zip Code)


(Registrant's Telephone Number,                   (225)987-0000
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    including area code)


                              N/A
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(Former name or former address, if changed since last report)

Item 5.   Other Events.
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     UCFC Acceptance Corporation (the "Company") from time to
time acts as depositor into and sponsor of trusts (each, a "Trust"), the purpose of which is to issue one or more series of Home Equity Loan Pass-Through Certificates (the "Certificates"), to be issued in series (each a "Series").

     The assets of each Trust will consist primarily of one or more pools of mortgage loans and certain other mortgage-related assets which may include fixed-or adjustable-rate home equity loans, or participations or other beneficial interests in such home equity loans secured primarily by first or second liens on one- to four-family residential properties ("Home Equity Loans"). Each Series of Certificates will represent interests in the related Trust and are not obligations of the Company. Holders of Certificates will not have any recourse to the assets of the Company except to the limited extent provided under the pooling and servicing agreement related to each Series of Certificates (each, a "Pooling Agreement"). Pursuant to the Pooling Agreement for each Series of Certificates, United Companies Lending Corporation (the "Servicer") will service the related Home Equity Loans on behalf of the applicable Trust.

     On each Distribution Date for a Series of Certificates, the related Trustee will forward with each distribution to each holder of record of Certificates of such Series a statement (the "Monthly Statement") setting forth information required under the related Pooling Agreement.

     Pursuant to a request for No-Action granted by the Securities and Exchange Commission on November 12, 1993, the
Servicer is filing this report on Form 8-K on behalf of the Company.

Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.
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(c)  Exhibits
     --------

     20.1    UCFC Acceptance Corporation, Home Equity
             Loan Asset-Backed Certificates, Series 1998-A1
             Monthly Report to Certificateholders for the Distribution Date in August, 1998. Pages 6-8.

     20.2    UCFC Home Equity Loan Owner Trust, Home Equity
             Loan Asset-Backed Notes, Series 1998-AA
             Monthly Report to Certificateholders for the Distribution Date in August, 1998. Pages 9-11.

     20.3    UCFC Acceptance Corporation, Home Equity
             Loan Asset-Backed Certificates, Series 1998 B1
             Monthly Report to Certificateholders for the Distribution Date in August, 1998. Pages 12-14.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    UNITED COMPANIES LENDING CORPORATION, as
                        Servicer


                    By:      /s/ SHERRY E. ANDERSON
                             -----------------------
                             Sherry E. Anderson
                             Secretary


Dated: August 28, 1998

                         EXHIBIT INDEX

     Exhibit
     No.      Description
     -------  -----------


     20.1    UCFC Acceptance Corporation, Home Equity
             Loan Asset-Backed Certificates, Series 1998-A1
             Monthly Report to Certificateholders for the Distribution Date in August, 1998. Pages 6-8.

     20.2    UCFC Home Equity Loan Owner Trust, Home Equity
             Loan Asset-Backed Notes, Series 1998-AA
             Monthly Report to Certificateholders for the Distribution Date in August, 1998. Pages 9-11.


     20.3    UCFC Acceptance Corporation, Home Equity
             Loan Asset-Backed Certificates, Series 1998 B1
             Monthly Report to Certificateholders for the Distribution Date in August, 1998. Pages 12-14.